CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  8/23/2005

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Silent Second

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 38.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,434
Total Outstanding Loan Balance	$428,104,332*	Min	Max
Average Loan Current Balance	$175,885	$48,754	$747,428
Weighted Average Original LTV	80.2%
Weighted Average Coupon	6.85%	4.63%	10.99%
Arm Weighted Average Coupon	6.85%
Fixed Weighted Average Coupon	6.89%
Weighted Average Margin	5.97%	2.25%	9.14%
Weighted Average FICO (Non-Zero)	648
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	95.4%
% Fixed	04.6%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$430,000,000] of the total [$1,000,000,100] deal collateral will consist of loans with a silent second.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	4	882,598	0.2	4.82	80.0	709
5.01 - 5.50	50	13,211,888	3.1	5.36	79.9	680
5.51 - 6.00	201	44,378,466	10.4	5.82	79.6	676
6.01 - 6.50	462	90,935,207	21.2	6.31	79.8	661
6.51 - 7.00	703	128,050,516	29.9	6.78	80.1	648
7.01 - 7.50	443	75,408,825	17.6	7.27	79.9	638
7.51 - 8.00	313	44,366,051	10.4	7.76	81.1	630
8.01 - 8.50	116	15,354,608	3.6	8.27	82.2	615
8.51 - 9.00	96	11,331,635	2.6	8.75	83.2	602
9.01 - 9.50	28	2,518,273	0.6	9.21	84.6	590
9.51 - 10.00	15	1,449,035	0.3	9.79	86.3	573
10.01 - 10.50	1	91,760	0.0	10.04	90.0	575
10.51 - 10.99	2	125,469	0.0	10.87	79.0	547
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	1	104,737	0.0	8.54	73.8	0
501 - 525	7	808,754	0.2	8.61	80.3	515
526 - 550	22	2,394,698	0.6	8.13	84.3	538
551 - 575	57	9,239,663	2.2	7.93	86.3	562
576 - 600	420	56,952,524	13.3	7.21	81.0	589
601 - 625	521	79,003,288	18.5	7.05	80.0	614
626 - 650	539	89,425,537	20.9	6.87	80.0	639
651 - 675	376	80,977,876	18.9	6.70	79.8	663
676 - 700	222	48,072,499	11.2	6.58	80.0	687
701 - 725	132	31,383,532	7.3	6.44	79.9	711
726 - 750	70	15,947,869	3.7	6.40	80.2	737
751 - 775	47	9,303,005	2.2	6.51	80.3	761
776 - 800	16	3,534,163	0.8	6.14	79.1	785
801 - 808	4	956,188	0.2	5.67	80.0	803
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
48,754 - 50,000	5	248,545	0.1	8.35	81.9	596
50,001 - 100,000	582	46,245,509	10.8	7.34	80.3	625
100,001 - 150,000	730	89,911,854	21.0	7.06	80.4	632
150,001 - 200,000	436	75,913,047	17.7	6.83	80.1	646
200,001 - 250,000	236	52,838,508	12.3	6.77	80.5	651
250,001 - 300,000	147	40,368,272	9.4	6.63	80.1	659
300,001 - 350,000	98	31,574,781	7.4	6.68	80.6	660
350,001 - 400,000	74	27,841,675	6.5	6.58	80.3	663
400,001 - 450,000	42	18,030,065	4.2	6.56	79.9	664
450,001 - 500,000	40	19,010,121	4.4	6.55	79.5	675
500,001 - 550,000	14	7,290,179	1.7	6.87	80.7	676
550,001 - 600,000	14	7,985,811	1.9	6.53	79.8	675
600,001 - 747,428	16	10,845,967	2.5	6.81	79.9	658
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
38.750 - 50.000	2	141,697	0.0	7.35	42.2	676
50.001 - 55.000	1	209,842	0.0	7.44	53.2	574
55.001 - 60.000	6	982,660	0.2	6.96	58.5	642
60.001 - 65.000	8	1,279,883	0.3	6.69	62.6	650
65.001 - 70.000	10	2,123,105	0.5	6.82	69.4	664
70.001 - 75.000	37	5,762,910	1.3	6.94	73.8	635
75.001 - 80.000	2,158	385,773,411	90.1	6.77	79.9	652
80.001 - 85.000	62	8,913,623	2.1	7.85	84.5	599
85.001 - 90.000	146	22,283,897	5.2	7.79	89.9	605
90.001 - 95.000	4	633,303	0.1	7.73	95.0	657
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	417	73,001,190	17.1	7.14	80.3	646
0.50	8	692,549	0.2	7.45	80.0	649
1.00	79	20,894,338	4.9	6.91	80.4	669
2.00	1,641	283,623,313	66.3	6.81	80.3	646
2.50	1	295,799	0.1	7.95	80.0	642
3.00	287	49,308,341	11.5	6.61	80.0	656
5.00	1	288,800	0.1	5.30	80.0	664
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	1,311	202,806,082	47.4	6.79	80.8	628
Reduced	617	119,530,043	27.9	6.83	79.7	668
No Income/ No Asset	1	109,926	0.0	8.00	57.0	606
Stated Income / Stated Assets	505	105,658,280	24.7	6.99	79.9	666
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	2,392	419,920,620	98.1	6.84	80.2	648
Second Home	5	1,750,519	0.4	7.06	83.7	647
Investor	37	6,433,192	1.5	7.50	82.1	689
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	262	83,298,552	19.5	6.37	80.0	670
Florida	228	44,642,871	10.4	6.95	80.3	651
New York	64	21,836,133	5.1	6.83	80.5	668
Arizona	130	21,630,424	5.1	6.73	80.2	647
Michigan	160	21,128,354	4.9	7.19	80.4	635
Georgia	128	18,983,009	4.4	7.03	80.6	635
Nevada	72	16,245,070	3.8	7.03	79.8	650
Maryland	62	14,123,462	3.3	6.82	80.9	655
Virginia	63	12,774,645	3.0	7.02	79.3	641
Oregon	72	12,440,391	2.9	6.50	79.7	669
Washington	66	12,084,237	2.8	6.59	79.9	662
Colorado	72	11,800,184	2.8	6.74	79.7	651
Texas	101	11,792,189	2.8	7.72	82.1	614
Minnesota	68	11,467,911	2.7	6.66	80.1	641
Ohio	86	9,592,264	2.2	6.86	80.5	629
Other	800	104,264,636	24.4	7.08	80.4	633
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,978	344,903,334	80.6	6.88	80.3	652
Refinance - Rate Term	216	32,841,837	7.7	6.68	79.9	635
Refinance - Cashout	240	50,359,161	11.8	6.77	79.9	633
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,160	381,389,940	89.1	6.87	80.3	646
Arm 3/27	126	23,220,359	5.4	6.62	79.8	660
Arm 5/25	19	3,773,906	0.9	6.26	80.0	693
Fixed Balloon 15/30	12	1,993,923	0.5	6.81	81.6	644
Fixed Rate	117	17,726,205	4.1	6.90	79.4	663
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,078	351,719,607	82.2	6.86	80.3	646
PUD	141	30,356,976	7.1	6.63	79.6	659
2 Family	81	22,856,743	5.3	6.88	80.3	661
Condo	121	20,194,663	4.7	6.85	80.2	655
3-4 Family	13	2,976,342	0.7	7.45	78.6	687
Total:	2,434	428,104,332	100.0	6.85	80.2	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	58	11,862,693	2.9	6.26	79.8	685
4.01 - 4.50	33	6,476,391	1.6	5.62	80.0	666
4.51 - 5.00	145	26,873,863	6.6	5.91	79.7	665
5.01 - 5.50	305	62,179,739	15.2	6.23	79.8	658
5.51 - 6.00	556	102,427,167	25.1	6.58	79.9	651
6.01 - 6.50	536	95,517,573	23.4	7.00	80.3	646
6.51 - 7.00	436	73,019,929	17.9	7.52	81.3	633
7.01 - 7.50	130	16,409,108	4.0	7.98	80.5	626
7.51 - 8.00	64	8,804,642	2.2	8.39	81.3	623
8.01 - 8.50	33	3,880,297	1.0	8.95	81.1	604
8.51 - 9.00	8	796,200	0.2	9.66	86.6	571
9.01 - 9.14	1	136,602	0.0	9.64	80.0	610
Total:	2,305	408,384,204	100.0	6.85	80.3	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	1	144,000	0.0	7.75	80.0	643
16 - 18	8	2,018,095	0.5	6.85	81.2	667
19 - 21	222	42,271,484	10.4	6.77	80.3	662
22 - 24	1,929	336,956,360	82.5	6.88	80.3	644
28 - 30	4	391,265	0.1	7.93	82.8	611
31 - 33	13	1,876,950	0.5	6.82	80.5	631
34 - 36	109	20,952,144	5.1	6.58	79.7	663
37 - 59	19	3,773,906	0.9	6.26	80.0	693
Total:	2,305	408,384,204	100.0	6.85	80.3	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.86 - 11.50	89	20,375,858	5.0	5.66	79.5	683
11.51 - 12.00	186	39,956,437	9.8	6.01	79.7	671
12.01 - 12.50	289	59,468,692	14.6	6.31	79.8	655
12.51 - 13.00	447	88,831,811	21.8	6.71	80.0	643
13.01 - 13.50	401	73,194,471	17.9	6.95	79.9	649
13.51 - 14.00	383	59,623,133	14.6	7.20	80.6	645
14.01 - 14.50	197	29,814,025	7.3	7.49	80.8	635
14.51 - 15.00	151	19,204,263	4.7	7.95	81.6	621
15.01 - 15.50	72	8,081,377	2.0	8.37	82.8	607
15.51 - 16.00	63	7,041,004	1.7	8.78	83.0	602
16.01 - 16.50	14	1,428,243	0.3	9.18	85.7	600
16.51 - 17.00	11	1,205,242	0.3	9.78	86.8	580
17.01 - 17.50	1	91,760	0.0	10.04	90.0	575
17.51 - 17.78	1	67,890	0.0	10.78	85.0	567
Total:	2,305	408,384,204	100.0	6.85	80.3	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	563,200	0.1	6.02	79.1	673
4.51 - 5.50	68	17,660,275	4.3	5.52	79.4	677
5.51 - 6.00	200	44,427,006	10.9	5.86	79.7	674
6.01 - 6.50	427	83,672,296	20.5	6.32	79.9	661
6.51 - 7.00	656	121,329,174	29.7	6.80	80.0	647
7.01 - 7.50	420	71,059,690	17.4	7.27	80.0	637
7.51 - 8.00	287	40,428,185	9.9	7.76	81.2	629
8.01 - 8.50	111	14,685,613	3.6	8.27	82.5	612
8.51 - 9.00	92	10,826,634	2.7	8.75	83.4	601
9.01 - 9.50	23	2,123,448	0.5	9.22	85.9	588
9.51 - 10.00	15	1,449,035	0.4	9.79	86.3	573
10.01 - 10.50	1	91,760	0.0	10.04	90.0	575
10.51 - 10.78	1	67,890	0.0	10.78	85.0	567
Total:	2,305	408,384,204	100.0	6.85	80.3	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	191,681	0.0	6.50	80.0	636
1.50	50	12,365,192	3.0	6.55	79.9	651
2.00	636	126,717,020	31.0	7.00	81.3	643
3.00	1,608	267,219,478	65.4	6.80	79.8	649
3.10	1	308,000	0.1	6.20	80.0	624
5.00	9	1,582,833	0.4	6.02	80.0	707
Total:	2,305	408,384,204	100.0	6.85	80.3	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,767	301,324,109	73.8	6.72	79.6	653
1.50	523	103,970,318	25.5	7.22	82.2	631
3.00	15	3,089,778	0.8	7.17	79.5	649
Total:	2,305	408,384,204	100.0	6.85	80.3	648

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,743	264,983,251	61.9	6.99	80.4	636
24	40	12,092,291	2.8	6.24	80.0	688
36	9	1,801,864	0.4	6.50	80.0	674
60	603	140,613,709	32.8	6.69	80.0	665
120	39	8,613,216	2.0	6.37	79.7	669
Total:	2,434	428,104,332	100.0	6.85	80.2	648